SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                         March 12, 1997
                         --------------


                         NORTEK, INC.
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     (Exact name of registrant as specified in its charter)



 Delaware                        1-6112              05-0314991
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(State or Other Jurisdiction  (Commission         (IRS Employer
  of Incorporation)           File Number)  Identification No.)



         50 Kennedy Plaza, Providence, RI  02903-2360
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 (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:  (401) 751-1600
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                             N/A
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 (Former name or former address, if changed since last report)




Item 5.   Other Events.
          ------------

      On March 12, 1997, Nortek, Inc. (the "Company") announced a $175,000,000 Rule 144A 9 1/4% Senior Notes offering scheduled for completion on March 17, 1997. The Company's press release announcing the pricing of the 1997 offering is attached as an exhibit hereto.



Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          1.   Press Release dated March 12, 1997.




                            SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NORTEK, INC.




Dated: March 13, 1997           By:  /s/Richard J. Harris
       --------------                ----------------------------
                                     Vice President and Treasurer




                                                        Exhibit 1

NORTEK NEWS
===========
Contact:  Richard L. Bready, Chairman & CEO
          Richard J. Harris, Vice President
          (401)751-1600

Release:  IMMEDIATE


          NORTEK PRICES $175,000,000 OF SENIOR NOTES
          ------------------------------------------

PROVIDENCE, RI, March 12, 1997 -- Nortek, Inc. today announced that it has entered into an agreement to sell $175.0 million principal amount of 9 1/4 percent Senior Notes at a price of 99.422 percent of face value. The Notes will mature in March, 2007.

The Senior Notes are being issued and sold in a private Rule 144A offering to institutional investors, which is expected to close on March 17, 1997. Nortek intends to use a portion of the net proceeds from the transaction to repay approximately $47.2 million of outstanding indebtedness of the Company's subsidiaries.

"This offering substantially increases Nortek's capital and flexibility", said Nortek's Chairman and Chief Executive Officer, Richard L. Bready. "We plan to use the additional capital to fund acquisitions and for other general corporate purposes including investment in plant and equipment."

The Senior Notes have not been registered under the Securities Act of 1933, as amended, or under the securities law of any state and may not be offered or sold in the United States or in any such state absent an applicable exemption from registration under the Securities Act and any such law.

Nortek,   Inc.  (NYSE:NTK)  manufactures  and  markets  residential, commercial and industrial building products.




March 13, 1997


SECURITIES AND EXCHANGE COMMISSION
OFIS Filer Support, Mail Stop 0-7
SEC Operations Center
6432 General Green Way
Alexandria, VA 22312-2413

Ladies and Gentlemen:

      Pursuant to Rules 101(a) and 309 of Regulation S-T submitted for filing is a Current Report on Form 8-K of Nortek, Inc. (the "Company") relating to the Company's offering of $175,000,000 Rule 144A 9 1/4% Senior Notes.

      By copy of this letter, three paper copies of the above-referenced Form 8-K Report are simultaneously being filed with the New York Stock Exchange.

                                   Very truly yours,


                                   /s/ Marvin H. Taylor
                                   -------------------------
                                   NORTEK, INC.
                                   Associate General Counsel



cc:  New York Stock Exchange
     20 Broad Street
     New York, NY 10005
     (w/ three copies)
Enclosures
MHT:td